WCM Sustainable International Fund

Investor Class Shares – WESGX

Institutional Class Shares – WCMMX

A series of Investment Managers Series Trust

Supplement dated June 24, 2022, to the

Summary Prospectus dated September 1, 2021.

Important Notice Regarding Planned Changes in Fund Name

Effective June 30, 2022, the name of the WCM Sustainable International Fund will be changed to WCM International Equity Fund. All references to the Fund’s name in the Summary Prospectus will be updated accordingly. The Fund’s principal investment strategies and investment objective will remain the same.

Please file this Supplement with your records.